Exhibit 99.1

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Realigned to Reflect the New Reportable Segments)

	Three months ended July 31,
	2014	2013
	(Dollars in millions)
Net sales:
U.S. Retail Coffee	$502.7	$514.4
U.S. Retail Consumer Foods	582.4	580.5
International and Foodservice	238.7	256.0

Total net sales	$1,323.8	$1,350.9

Segment profit:
U.S. Retail Coffee	$137.6	$142.6
U.S. Retail Consumer Foods	118.1	102.4
International and Foodservice	30.5	36.2

Total segment profit	$286.2	$281.2

Interest expense – net	(17.4)	(23.8)
Unallocated derivative (losses) gains	(21.4)	4.6
Cost of products sold – special project costs	(0.4)	(1.5)
Other special project costs	(8.6)	(5.8)
Corporate administrative expenses	(64.2)	(65.2)
Other income – net	1.3	—

Income before income taxes	$175.5	$189.5

Segment profit margin:
U.S. Retail Coffee	27.4%	27.7%
U.S. Retail Consumer Foods	20.3%	17.6%
International and Foodservice	12.8%	14.1%

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Realigned to Reflect the New Reportable Segments)

	Three months ended October 31,		Six months ended October 31,
	2014	2013	2014	2013
	(Dollars in millions)
Net sales:
U.S. Retail Coffee	$533.0	$594.9	$1,035.7	$1,109.3
U.S. Retail Consumer Foods	664.4	668.5	1,246.8	1,249.0
International and Foodservice	284.4	296.5	523.1	552.5

Total net sales	$1,481.8	$1,559.9	$2,805.6	$2,910.8

Segment profit:
U.S. Retail Coffee	$151.2	$180.6	$288.8	$323.2
U.S. Retail Consumer Foods	125.6	108.9	243.7	211.3
International and Foodservice	37.6	39.2	68.1	75.4

Total segment profit	$314.4	$328.7	$600.6	$609.9

Interest expense – net	(16.2)	(20.5)	(33.6)	(44.3)
Unallocated derivative gains (losses)	7.6	(1.5)	(13.8)	3.1
Cost of products sold – special project costs	(0.3)	(2.3)	(0.7)	(3.8)
Other special project costs	(2.8)	(6.9)	(11.4)	(12.7)
Corporate administrative expenses	(64.1)	(67.2)	(128.3)	(132.4)
Other income (expense) – net	0.3	(0.3)	1.6	(0.3)

Income before income taxes	$238.9	$230.0	$414.4	$419.5

Segment profit margin:
U.S. Retail Coffee	28.4%	30.4%	27.9%	29.1%
U.S. Retail Consumer Foods	18.9%	16.3%	19.5%	16.9%
International and Foodservice	13.2%	13.2%	13.0%	13.6%

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Realigned to Reflect the New Reportable Segments)

	Three months ended January 31,		Nine months ended January 31,
	2015	2014	2015	2014
	(Dollars in millions)
Net sales:
U.S. Retail Coffee	$571.8	$578.9	$1,607.5	$1,688.2
U.S. Retail Consumer Foods	600.8	610.8	1,847.6	1,859.8
International and Foodservice	267.4	275.8	790.5	828.3

Total net sales	$1,440.0	$1,465.5	$4,245.6	$4,376.3

Segment profit:
U.S. Retail Coffee	$150.5	$181.1	$439.3	$504.3
U.S. Retail Consumer Foods	120.7	110.5	364.4	321.8
International and Foodservice	41.7	37.1	109.8	112.5

Total segment profit	$312.9	$328.7	$913.5	$938.6

Interest expense – net	(16.8)	(18.4)	(50.4)	(62.7)
Unallocated derivative gains (losses)	13.4	4.0	(0.4)	7.1
Cost of products sold – special project costs	(0.4)	(2.9)	(1.1)	(6.7)
Other special project costs	(5.9)	(7.1)	(17.3)	(19.8)
Corporate administrative expenses	(64.9)	(59.2)	(193.2)	(191.6)
Other income – net	0.1	1.4	1.7	1.1

Income before income taxes	$238.4	$246.5	$652.8	$666.0

Segment profit margin:
U.S. Retail Coffee	26.3%	31.3%	27.3%	29.9%
U.S. Retail Consumer Foods	20.1%	18.1%	19.7%	17.3%
International and Foodservice	15.6%	13.5%	13.9%	13.6%

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Realigned to Reflect the New Reportable Segments)

	Three months ended April 30,		Year ended April 30,
	2015	2014	2015	2014
	(Dollars in millions)
Net sales:
U.S. Retail Coffee	$468.6	$473.5	$2,076.1	$2,161.7
U.S. Retail Consumer Foods	483.2	520.1	2,330.8	2,379.9
U.S. Retail Pet Foods	239.1	—	239.1	—
International and Foodservice	256.2	240.7	1,046.7	1,069.0

Total net sales	$1,447.1	$1,234.3	$5,692.7	$5,610.6

Segment profit (loss):
U.S. Retail Coffee	$109.9	$135.5	$549.2	$639.8
U.S. Retail Consumer Foods	94.8	98.3	459.2	420.1
U.S. Retail Pet Foods	(15.3)	—	(15.3)	—
International and Foodservice	30.6	28.2	140.4	140.7

Total segment profit	$220.0	$262.0	$1,133.5	$1,200.6

Interest expense – net	(29.5)	(16.7)	(79.9)	(79.4)
Other debt costs	(173.3)	—	(173.3)	—
Unallocated derivative (losses) gains	(24.1)	(1.8)	(24.5)	5.3
Cost of products sold – special project costs	(5.1)	(2.7)	(6.2)	(9.4)
Other special project costs	(39.3)	(5.8)	(56.6)	(25.6)
Corporate administrative expenses	(81.0)	(60.3)	(274.2)	(251.9)
Other income – net	2.5	9.0	4.2	10.1

Income before income taxes	$(129.8)	$183.7	$523.0	$849.7

Segment profit (loss) margin:
U.S. Retail Coffee	23.4%	28.6%	26.5%	29.6%
U.S. Retail Consumer Foods	19.6%	18.9%	19.7%	17.7%
U.S. Retail Pet Foods	(6.4%)	—	(6.4%)	—
International and Foodservice	11.9%	11.7%	13.4%	13.2%